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                                                              Exhibit-99.906CERT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of PIMCO Advisors VIT: OpCap Equity Portfolio, OpCap Small Cap Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, PEA Science & Technology Portfolio, PEA Renaissance Portfolio, NFJ Dividend Value Portfolio, NFJ Small Cap Value Portfolio and OpCap Balanced Portfolio (the "Registrant"), do hereby certifies, to such officer's knowledge, that

     (1) the Semi-Annual Report on the Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     (2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 3, 2004

/s/ Brian S. Shlissel
---------------------
Brian S. Shlissel
President, Secretary & Trustee

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO Advisors VIT: OpCap Equity Portfolio, OpCap Small Cap Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, PEA Science & Technology Portfolio, PEA Renaissance Portfolio, NFJ Equity Income Portfolio and NFJ Small Cap Value Portfolio, and OpCap Balanced Portfolio will be retained by PIMCO Advisors VIT: OpCap Equity Portfolio, OpCap Small Cap Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, PEA Science & Technology Portfolio, PEA Renaissance Portfolio, NFJ Dividend Value Portfolio, NFJ Small Cap Value Portfolio and OpCap Balanced Portfolio, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of PIMCO Advisors VIT: OpCap Equity Portfolio, OpCap Small Cap Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, PEA Science & Technology Portfolio, PEA Renaissance Portfolio, NFJ Dividend Value Portfolio, NFJ Small Cap Value Portfolio and OpCap Balanced Portfolio (the "Registrant"), do hereby certifies, to such officer's knowledge, that

     (3) the Semi-Annual Report on the Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     (4) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 3, 2004

/s/ Lawrence G. Altadonna
-------------------------
Lawrence G. Altadonna
Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO Advisors VIT: OpCap Equity Portfolio, OpCap Small Cap Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, PEA Science & Technology Portfolio, PEA Renaissance Portfolio, NFJ Equity Income Portfolio, NFJ Small Cap Value Portfolio, and OpCap Balanced Portfolio will be retained by PIMCO Advisors VIT: OpCap Equity Portfolio, OpCap Small Cap Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, PEA Science & Technology Portfolio, PEA Renaissance Portfolio, NFJ Dividend Value Portfolio, NFJ Small Cap Value Portfolio and OpCap Balanced Portfolio, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.